EXHIBIT 10.1

AMENDMENT NO. 5 TO
CREDIT AGREEMENT

Dated as of December 15, 2008

AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Amendment”) among ACCO BRANDS CORPORATION, a Delaware corporation (the “Company”), ACCO NEDERLAND HOLDINGS B.V. (as successor to FURLON HOLDING B.V.), a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of The Netherlands (the “Dutch Borrower”), ACCO BRANDS EUROPE LTD., a limited company organized under the laws of England and Wales with registered number 5532999 (the “U.K. Borrower” and, together with the Company and the Dutch Borrower, the “Borrowers”), the Lenders listed on the signature pages hereto, CITICORP NORTH AMERICA, INC.,  as administrative agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

(1)           WHEREAS, the Borrowers are parties to a certain Credit Agreement, dated as of August 17, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement” (terms used herein without definition in this Amendment have the meanings given such terms by the Credit Agreement)), among the Borrowers, the Lenders, the Administrative Agent and the other parties named therein;

(2)           WHEREAS, the Borrowers have requested that the Requisite Lenders agree to amend certain provisions of the Credit Agreement;

(3)           WHEREAS, the Requisite Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend certain provisions of the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.      Amendments.  As of the Effective Date (as defined in Section 2 below), the Credit Agreement is hereby amended as follows:

(a)           Section 1.1 of the Credit Agreement is hereby amended by including the following defined terms therein in appropriate alphabetical order:

“Cash Collateralize” means, in respect of an obligation, provide and pledge (as a first priority perfected security interest) cash collateral in Dollars, at a location and pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent (and “Cash Collateralization” has a corresponding meaning).

“Impacted Revolving Lender” means, at any time, a Revolving Lender (a) as to which the Administrative Agent has notified the Company that (i)(A) such

Revolving Lender has failed for one Business Day or more to comply with its obligations under this Agreement to make a Revolving Loan or make a payment to any Issuer in respect of a Letter of Credit Obligation or make a required payment to any Swing Loan Lender in respect of a Swing Loan (each a “funding obligation”), or (B) such Revolving Lender has notified the Administrative Agent, or has stated publicly, that it will not comply with any such funding obligation or (ii) any of the following events has occurred and is continuing in respect of such Revolving Lender or its Parent Company: (A) such Person is insolvent, (B) an event of the kind referred to in Section 9.1(f) occurs with respect to such Person (without regard to any grace periods set forth in Section 9.1(f) and as if the references in such provisions to Borrowers or Subsidiaries referred to such Person) or (C) such Person is otherwise subject to receivership, sequestration or a forced merger, sale or other change of control supported in whole or in part by guaranties or other support of (including without limitation the nationalization or assumption of ownership or operating control by) the U.S. government or other governmental authority, or such Person makes a general assignment for the benefit of creditors or is otherwise adjudicated as, or determined by any governmental authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, (b) as to which the Administrative Agent, any Issuer or any Swing Loan Lender has notified the Company and (in the case of any Issuer or any Swing Loan Lender) the Administrative Agent that such Revolving Lender, its Parent Company or a Subsidiary thereof (other than an Immaterial Subsidiary (as if the references in such provision to the Company referred to such Revolving Lender)) has defaulted on its funding obligations under any other loan agreement or credit agreement or other similar agreement or (c) that has, or whose Parent Company has, a non-investment grade rating from Moody’s or S&P or another nationally recognized rating agency.  Any determination that a Revolving Lender is an Impacted Revolving Lender under any of clauses (a) through (c) above shall be made by the Administrative Agent in its reasonable discretion in good faith, and, in the case of clause (b) above, any Issuer or any Swing Loan Lender, as the case may be, in its reasonable discretion acting in good faith.

“Non-Impacted Revolving Lender” means, at any time, a Revolving Lender that is not an Impacted Revolving Lender.

“Parent Company” means, with respect to a Revolving Lender, the bank holding company (as defined in Federal Reserve Board Regulation Y), if any, of such Revolving Lender, or any Person owning, beneficially or of record, directly or indirectly, a majority of the voting shares of such Revolving Lender.

(b)           Section 1.1 of the Credit Agreement is hereby further amended by amending or restating the following defined terms as follows:

(i)        the definition of “Applicable Margin” is hereby amended and restated in its entirety as follows:

“Applicable Margin” means for all Loans, with respect to (A) Base Rate Loans, a rate equal to 3.50% per annum and (B) Eurocurrency Rate Loans, a rate equal to 4.50% per annum.”

(ii)                  the definition of “Base Rate” is hereby amended by (a) deleting the word “and” at the end of clause (a) thereof, (b) deleting the period at the end of clause (b) thereof and replacing it with “; and” and (c) adding the following clause (c) at the end of such definition:  “(c) 4.25%.”

(iii)                  the definition of “Commitment Fee Rate” is hereby amended and restated in its entirety as follows:

“Commitment Fee Rate” means 0.75% per annum; provided that, at any time following delivery to the Administrative Agent of the Financial Statements for the Fiscal Quarter ending on March 31, 2006 required to be delivered pursuant to Section 6.1(a) (Financial Statements), for any period that the Leverage Ratio (determined on the last day of the most recent Fiscal Quarter for which Financial Statements have been delivered pursuant to Section 6.1(a) or (b) (Financial Statements)) is less than 2.5 to 1.0, the Commitment Fee Rate shall be 0.50% per annum.  Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Leverage Ratio), (i) if the Company shall fail to deliver such Financial Statements within any of the time periods specified in Section 6.1(a) or (b) (Financial Statements), the Commitment Fee Rate from and including the first day following the date by which such Financial Statements were required to be delivered, to but not including the date the Company delivers to the Administrative Agent such Financial Statements shall equal 0.75% per annum or (ii) for so long as an Event of Default under clause (a), (b) or (f) of Section 9.1 (Events of Default) shall have occurred and is continuing, then, at the option of the Requisite Class Lenders under the Revolving Credit Facilities, the Commitment Fee Rate shall equal 0.75% per annum.”

(iv)                  the definition of “Eurocurrency Rate” is hereby amended by adding the following proviso at the end of such definition:

“provided that, notwithstanding anything to the contrary in the definitions of LIBOR Rate or EURIBOR, in no event shall the Eurocurrency Rate be lower than 3.25% per annum.”

(v)                  the definition of “Excess Cash Flow” is hereby amended by deleting the words “or any Deferred Prepayment Amount” in the proviso to such definition.

(c)           Section 1.1 of the Credit Agreement is hereby further amended by deleting the following defined terms: “Available Basket Amount”, “Deferred Prepayment Amount”, “Deferred Prepayment Date”, “Deferred Prepayment Event”, and “Deferred Prepayment Notice.”

(d)           Section 2.9(a) of the Credit Agreement is hereby deleted and replaced with the following:

“(a)           Net Cash Proceeds.  The Borrowers shall immediately prepay the Loans in accordance with clause (c) below upon receipt by any Borrower or any of its Subsidiaries of Net Cash Proceeds arising from:

(i)           subject to clause (c) below, any Asset Sale (other than an Asset Sale permitted by clause (a), (c), (d), (e), (h), (k), (l), (m), (n) or (o) of Section 8.4 (Asset Sales)), or Property Loss Event, in an amount equal to 100% of such Net Cash Proceeds in excess of the Dollar Equivalent of $5,000,000 in the aggregate in any Fiscal Year;

(ii)           any Debt Issuance in an amount equal to 100% of such Net Cash Proceeds; and

(iii)           any Equity Issuance (other than an Excluded Issuance), in an amount equal to 50% of such Net Cash Proceeds.”

(e)           Section 2.9(b) of the Credit Agreement is hereby deleted and replaced with the following:

“(b)           Excess Cash Flow.  The Borrowers shall prepay the Term Loans in accordance with clause (c) below, within 100 days after the last day of each Fiscal Year, in an amount equal to (i) 50% of Excess Cash Flow for the previous Fiscal Year commencing with the Fiscal Year ending December 31, 2006 through and including the Fiscal Year ending December 31, 2008 provided, however, that, if the Leverage Ratio as of the last day of such Fiscal Year is less than (x) 3.25 to 1, then such percentage shall be reduced to 25% or (y) 2.75 to 1.0, then such percentage shall be further reduced to 0% provided further, that the Borrowers’ obligations to prepay Term Loans pursuant to this clause (b)(i) shall be reduced in an amount equal to the aggregate Dollar Equivalent amount of (x) Term Loans optionally prepaid by the Borrowers pursuant to Section 2.8(b) (Optional Prepayments) during such Fiscal Year, plus (y) the lesser of (A) the amount of Subordinated Debt prepaid by the Borrowers pursuant to Section 8.6(iii) (Prepayment of Subordinated Debt) during such Fiscal Year and (B) the amount set forth in the foregoing clause (x) and (ii) 75% of Excess Cash Flow for the previous Fiscal Year commencing with the Fiscal Year ending December 31, 2009; provided, that the Borrowers’ obligations to prepay Term Loans pursuant to this clause (b)(ii) shall be reduced in an amount equal to the aggregate Dollar Equivalent amount of Term Loans optionally prepaid by the Borrowers pursuant to Section 2.8(b) (Optional Prepayments) during such Fiscal Year.”

(f)           Section 2.9(c) of the Credit Agreement is hereby amended by deleting the proviso at the end of such section.

(g)           Article II of the Credit Agreement is hereby amended by adding a new section at the end of such Article as follows:

“Section 2.21                                Impacted Revolving Lenders

(a)            If a Revolving Lender becomes, and during the period it remains, an Impacted Revolving Lender, the following provisions shall apply with respect to any outstanding Swing Loans and any outstanding Letter of Credit Obligations of such Impacted Revolving Lender:

(i)           the Company will, not later than one Business Day after demand by the Administrative Agent, (A) Cash Collateralize the obligations of the Borrower to any Issuer and the Swing Loan Lender in respect of such Impacted Revolving Lender’s exposure in respect of such outstanding Swing Loans or Letter of Credit Obligations, as the case may be, in an amount at least equal to the sum (such sum, the “Letter of Credit/Swing Loan Exposure”) of such Impacted Revolving Lender’s Ratable Portion of (x) funding obligations pursuant to Section 2.3(d), were all Swing Loan Lenders to fully exercise such rights and (y) exposure as a Revolving Lender to the full amount of all outstanding Letter of Credit Obligations or (B) make other arrangements satisfactory to the Administrative Agent, each Issuer and each Swing Loan Lender in their respective sole discretion to protect them against the risk of non-payment by such Impacted Revolving Lender; and

(ii)           if such Impacted Revolving Lender is a Non-Funding Lender, any amount which would otherwise be paid by the Borrowers for the account of such Non-Funding Lender under this Agreement but for the provisions of Section 2.2(e) shall instead be paid by the Borrowers to the Administrative Agent and retained by the Administrative Agent in a segregated (non-interest bearing escrow account until (subject to Section 2.21(c)) the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder and will be applied by the Administrative Agent, to the fullest extent permitted by law, to the making of payments from time to time in the following order of priority:  First to the payment of any amounts owing by such Non-Funding Lender to the Administrative Agent under this Agreement, second to the payment of any amounts owing by such Non-Funding Lender to any Issuer or the Swing Loan Lender (pro rata as to the respective amounts owing to each of them) under this Agreement, third to the payment of post-default interest and then current interest due and payable to the Revolving Lenders hereunder, other than the Non-Funding Lender, ratably among them in accordance with the amounts of such interest then due and payable to them, fourth to the payment of fees then due and payable to the Revolving Lenders hereunder, other than the Non-Funding Lender, ratably among them in accordance with the amounts of such fees then due and payable to them, fifth to pay Reimbursement Obligations then due and payable to the

Revolving Lenders hereunder, other than the Non-Funding Lender, ratably in accordance with the amounts thereof then due and payable to them, sixth to the ratable payment of other amounts then due and payable to the Revolving Lenders, other than the Non-Funding Lender, seventh after the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder, to pay amounts owing (if any) under this Agreement to such Non-Funding Lender or as a court of competent jurisdiction may otherwise direct, and eighth after the termination of the Commitments and payment in full of all obligations of the Borrowers hereunder, to the Borrowers.

(b)            If any Revolving Lender becomes, and during the period it remains, an Impacted Revolving Lender, each of any Issuer and the Swing Loan Lender is hereby authorized by the Company (which authorization is irrevocable and coupled with an interest) to give, through the Administrative Agent, a Notice of Borrowing, the proceeds of which are to be used to Cash Collateralize the obligations of the Borrower in respect of outstanding Letters of Credit or Swing Loans in an amount at least equal to such Impacted Revolving Lender’s Letter of Credit/Swing Loan Exposure.

(c)            If the Borrower, the Administrative Agent, each Issuer and each Swing Loan Lender agree in writing that a Revolving Lender that is an Impacted Revolving Lender should no longer be deemed to be an Impacted Revolving Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein (which shall include arrangements with respect to any amounts then cash collateralized or held in the segregated escrow account referred to in Section 2.21(a)) such Revolving Lender shall purchase such portions outstanding of Revolving Loans of the other Revolving Lenders, and/or make such other adjustments, as the Administrative Agent may determine to be necessary to cause the Revolving Lenders to hold Revolving Loans on a pro rata basis in accordance with their respective Commitments, whereupon such Revolving Lender shall cease to be an Impacted Revolving Lender and will be a Non-Impacted Revolving Lender (and the Letter of Credit Obligations and outstanding Swing Loans, of each Revolving Lender shall automatically be adjusted on a prospective basis to reflect the foregoing); provided that no adjustments shall be made retroactively with respect to fees withheld pursuant to Section 2.2(e) while such Revolving Lender was a Non-Funding Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Impacted Revolving Lender to Non-Impacted Revolving Lender shall constitute a waiver or release of any claim of any party hereunder arising from such Revolving Lender’s having been an Impacted Revolving Lender.”

(h)           Article III of the Credit Agreement is hereby amended by adding a new section at the end of such Article as follows:

“Section 3.4	Additional Conditions Precedent to Each Swing Loan and Letter of Credit

In addition to the other conditions precedent set forth in Section 3.2, if any Revolving Lender becomes, and during the period it remains, an Impacted

Revolving Lender, no Issuer will be required to issue any Letter of Credit or to amend any outstanding Letter of Credit to increase the face amount thereof, alter the drawing terms thereunder or extend the expiry date thereof, and the Swing Loan Lender will not be required to make any Swing Loan, unless without limiting the provisions of Section 2.21(a), the Borrower Cash Collateralizes the obligations of the Borrower in respect of such Letter of Credit or Swing Loan in an amount at least equal to the Letter of Credit/Swing Loan Exposure (after giving effect to such extension of credit) of all Impacted Revolving Lenders”

(i)           Section 5.1 of the Credit Agreement is hereby amended by deleting the table therein in its entirety and replacing it with the following:

Fiscal Quarter Ending	Maximum Leverage Ratio
December 31, 2005	5.00 to 1
March 31, 2006	5.00 to 1
June 30, 2006	5.00 to 1
September 30, 2006	5.00 to 1
December 31, 2006	4.75 to 1
March 31, 2007	4.75 to 1
June 30, 2007	4.75 to 1
September 30, 2007	4.75 to 1
December 31, 2007	4.25 to 1
March 31, 2008	4.25 to 1
June 30, 2008	4.25 to 1
September 30, 2008	4.25 to 1
December 31, 2008	5.50 to 1
March 31, 2009	5.50 to 1
June 30, 2009	5.50 to 1
September 30, 2009	5.50 to 1
December 31, 2009	5.25 to 1
March 31, 2010	5.25 to 1
June 30, 2010	5.25 to 1
September 30, 2010	5.25 to 1
December 31, 2010	5.00 to 1
March 31, 2011	5.00 to 1
June 30, 2011	5.00 to 1
September 30, 2011	5.00 to 1
December 31, 2011	4.50 to 1
March 31, 2012	4.50 to 1
June 30, 2012	4.00 to 1

(j)           Section 5.2 of the Credit Agreement is hereby amended by deleting the table therein in its entirety and replacing it with the following:

Fiscal Quarter Ending	Minimum Interest Coverage Ratio
December 31, 2005	2.75 to 1
March 31, 2006	2.75 to 1
June 30, 2006	2.75 to 1
September 30, 2006	2.75 to 1
December 31, 2006	2.75 to 1
March 31, 2007	2.75 to 1
June 30, 2007	2.75 to 1
September 30, 2007	2.75 to 1
December 31, 2007	3.00 to 1
March 31, 2008	3.00 to 1
June 30, 2008	3.00 to 1
September 30, 2008	3.00 to 1
December 31, 2008	2.25 to 1
March 31, 2009	2.25 to 1
June 30, 2009	2.25 to 1
September 30, 2009	2.25 to 1
December 31, 2009	2.25 to 1
March 31, 2010	2.25 to 1
June 30, 2010	2.25 to 1
September 30, 2010	2.25 to 1
December 31, 2010	2.50 to 1
March 31, 2011	2.50 to 1
June 30, 2011	2.50 to 1
September 30, 2011	2.50 to 1
December 31, 2011	2.75 to 1
March 31, 2012	2.75 to 1
June 30, 2012	3.00 to 1

(k)           Section 6.1(c) of the Credit Agreement is hereby amended by deleting the parenthetical in the clause (i) thereof and replacing it with the words “(for purposes of determining the Commitment Fee Rate).”

(l)           Section 8.6 of the Credit Agreement is hereby amended by (i) deleting the “,” as it appears at the end of clause (i) thereof and replacing it with “or”, (ii) deleting the “and” as it appears at the end of clause (ii) and replacing it with a period and (iii) deleting clause (iii) thereof.

(m)           Section 9.1(d) of the Credit Agreement is hereby amended by adding the words “Section 2.21(Impacted Revolving Lenders),” after the words “contained in” in clause (i) of such subsection.

SECTION 2.     Conditions to Effectiveness.  This Amendment shall become effective as of December 15, 2008 (the “Effective Date”) upon the satisfaction of the following conditions: (a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers and the Requisite Lenders, (b) the Administrative Agent shall have received a certificate signed by a duly authorized officer of the Company to the effect that, after giving effect to this Amendment: (i) the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of such certificate and as of the Effective Date as though made on and as of each such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date); and (ii) no Default has occurred and is continuing and (c) the Borrowers shall have (i) paid the Administrative Agent or its Affiliates all the fees due to the Administrative Agent or its Affiliates, (ii) reimbursed or paid all expenses required to be paid or reimbursed by the Borrowers pursuant to the Credit Agreement and Section 10 hereof and (iii) paid a fee to each Lender who consents to this Amendment on or prior to 5:00 p.m., Eastern Standard Time, on December 12, 2008 in an amount equal to 75 basis points of such consenting Lender’s outstanding Revolving Commitments and/or Term Loans under the Credit Agreement on the date each of the conditions to effectiveness contained in this Section 2 are satisfied.

SECTION 3.     Representations and Warranties.  The Borrowers represent and warrant as follows:

(a)           The representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date of this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date).

(b)           No Default has occurred and is continuing on the date hereof.

SECTION 4.     Reference to and Effect on the Loan Documents.

(a)           On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Agreement”, “thereunder”, “thereof”, or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified hereby.

(b)           The Credit Agreement and each of the other Loan Documents, as specifically modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  For the avoidance of doubt, this Amendment shall be considered a Loan Document.

(c)           The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Credit Agreement or the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or the other Loan Documents.

SECTION 5.     Mortgage Amendments.  Each Loan Party agrees to deliver to the Administrative Agent by January 31, 2009 (or such later date as agreed to by the Administrative Agent in its reasonable discretion), with respect to each Domestic Mortgaged Property, if and to the extent requested by the Administrative Agent, an executed amendment to each such Domestic Mortgage, a favorable opinion of local U.S. counsel to the Loan Parties, an endorsement amending each such Title Policy, a Flood Certificate and any other documents which shall reasonably be deemed necessary by the Administrative Agent in connection with such amendment (in each case in form and substance reasonably requested by the Administrative Agent).

SECTION 6.     Agreement of Loan Parties.

(a)           Each Loan Party hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms after giving effect to this Amendment its obligations under the Loan Documents (including guarantees and security agreements) executed by such Loan Party and (iii) after giving effect to this Amendment, acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect.

(b)           Each Loan Party hereby reaffirms, as of the Effective Date, and after giving effect to this Amendment, (i) the covenants and agreements contained in each Loan Document to which it is a party and (ii) its guarantee of payment of the Obligations pursuant to the Credit Agreement and (iii) the Lien granted by it to secure the Obligations pursuant to the Loan Documents.

SECTION 7.     GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 8.     WAIVER OF JURY TRIAL.  EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE COLLATERAL TRUSTEES OR THE AGENT IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF.

SECTION 9.     Execution in Counterparts.  This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 10.   Costs and Expenses.  Without duplication of any amounts previously paid or reimbursed, the Borrowers hereby agree to pay all reasonable costs and expenses of the Administrative Agent associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent and other out of pocket expenses related hereto.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ACCO BRANDS CORPORATION,
as U.S. Borrower
By:	/s/Steve Rubin
Name: Steve Rubin
Title: Senior Vice President,
Secretary & General Counsel

ACCO BRANDS EUROPE LTD.,
as UK Borrower
By:	/s/Peter Munk
Name: Peter Munk
Title: Director

ACCO NEDERLAND HOLDINGS B.V.,
as Dutch Borrower
By:	/s/M. J. Thomassen
Name: M. J. Thomassen
Title: Director

ACCO BRANDS INTERNATIONAL, INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Secretary

ACCO BRANDS USA LLC

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

(Amendment No. 5 Signature Page)

ACCO EUROPE FINANCE HOLDINGS, LLC

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

ACCO INTERNATIONAL HOLDINGS, INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Secretary

BOONE INTERNATIONAL, INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

DAY-TIMERS, INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Secretary

GBC INTERNATIONAL, INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

(Amendment No. 5 Signature Page)

GENERAL BINDING CORPORATION

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

POLYBLEND CORPORATION

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

SWINGLINE INC.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Vice President & Secretary

ACCO AUSTRALIA PTY. LIMITED

By:	/s/Esmond Kilon
Name: Esmond Kilon
Title: Finance Director

ACCO BRANDS EUROPE LIMITED

By:	/s/Peter Munk
Name: Peter Munk
Title: Director

(Amendment No. 5 Signature Page)

ACCO EASTLIGHT LIMITED

By:	/s/Peter Munk
Name: Peter Munk
Title: Director

ACCO EUROPE FINANCE LP

By:	/s/T.P. O'Neill
Name: Thomas P. O'Neill
Title: Management Committee Member

ACCO BRANDS EUROPE HOLDING LP

By:	/s/T.P. O'Neill
Name: Thomas P. O'Neill
Title: Management Committee Member

ACCO UK LIMITED

By:	/s/Peter Munk
Name: Peter Munk
Title: Director

CAVADALE PTY. LTD.

By:	/s/Esmond Kilon
Name: Esmond Kilon
Title: Director

GBC AUSTRALIA PTY. LTD.

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Director

(Amendment No. 5 Signature Page)

GBC FORDIGRAPH PTY. LIMITED

By:	/s/Steve Rubin
Name: Steve Rubin
Title: Director

ACCO BRANDS BENELUX B.V.

By:	/s/M. J. Thomassen
Name: M. J. Thomassen
Title: Director

(Amendment No. 5 Signature Page)

CITICORP NORTH AMERICA, INC.
as Administrative Agent
By:	/s/David Leland
Name: David Leland
Title: Vice President

(Amendment No. 5 Signature Page)

[LENDER SIGNATURES]

(Amendment No. 5 Signature Page)